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                           BNY Hamilton Funds, Inc.

                       Supplement dated October 5, 2007
                                 to Prospectus
                             dated April 30, 2007

Each Fixed Income Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that both the NYSE and Federal Reserve Bank of New York are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. Each Fixed Income Fund will not calculate its NAV on any day that either the NYSE or Federal Reserve Bank of New York is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.